UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 30, 2008
AXS-ONE INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-26358 (Commission File Number)	13-2966911 (IRS Employer Identification No.)
301 Route 17 North, Rutherford, New Jersey 07070
(Address of principal executive offices, including zip code)
(201) 935-3400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02. Unregistered Sales of Equity Securities
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-10.1: CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT
EX-10.2: INVESTOR RIGHTS AGREEMENT
EX-10.3: FORM OF SERIES E 6% CONVERTIBLE NOTE
EX-10.4: FORM OF COMMON STOCK PUTCHASE WARRANT
EX-10.5: THIRD SECURITY AGREEMENT AMENDMENT
EX-10.6: SECOND AMENDED AND RESTATED SUBORDINATION AGREEMENT
EX-10.7: PARTICIPATION RIGHTS WAIVER AND JOINDER
EX-10.8: FORM OF SERIES A NOTE AMENDMENT
EX-10.9: FORM OF SERIES B NOTE AMENDMENT
EX-10.10: FORM OF SERIES C NOTE AMENDMENT
EX-10.11: FORM OF SERIES D NOTE AMENDMENT

Item 1.01. Entry into a Material Definitive Agreement
     See Item 3.02 below.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     See Item 3.02 below.
Item 3.02. Unregistered Sales of Equity Securities
     On October 30, 2008, AXS-One Inc. (“the Company”) entered into a Convertible Note and Warrant Purchase Agreement (the “Purchase Agreement”) pursuant to which it sold and issued an aggregate of $1,100,000 of Series E 6% Secured Convertible Promissory Notes due May 29, 2009 (the “Series E Notes”), together with warrants to purchase an aggregate of 3,300,000 shares of common stock of the Company at an exercise price of $.01 per share . Net proceeds to the Company after transaction expenses were approximately $1,050,000. The Series E notes and warrants were sold in a private placement under Rule 506 promulgated under the Securities Act of 1933, as amended, to eight accredited investors, including two members of the Company’s Board of Directors.
     The Series E Notes will mature on May 29, 2009, and principal and interest thereunder are convertible into the Company’s common stock at a fixed conversion rate of $1.00 per share (subject to adjustment for stock splits, combinations and dividends), bear interest of 6% per annum and are secured by substantially all the assets of the Company. The Series E Notes may be converted at the option of the Series E Note holder at any time prior to maturity. The Series E Notes rank pari passu in priority of payment and in all other respects with all of the Series D 6% Secured Convertible Promissory Notes sold and issued by the Company for the aggregate amount of $2,100,000 on July 24, 2008, the Series C 6% Secured Convertible Promissory Notes sold and issued by the Company for the aggregate amount of $3,750,000 on November 16, 2007, and the Series A 6% Secured Convertible Promissory Notes and Series B 6% Secured Convertible Promissory Notes sold and issued by the Company for the aggregate amount of $5,000,000 on May 29, 2007 (collectively, the “Prior Notes”). The security interest of the Series E Note holders has been subordinated to the security interest of Sand Hill Finance, the Company’s current senior lender, pursuant to a Second Amended and Restated Subordination Agreement dated as of October 30, 2008 (the “Subordination Agreement”).
     Pursuant to the terms of a Third Security Agreement Amendment dated October 30, 2008, among the Company and the other secured parties set forth therein (the “Third Security Agreement Amendment”), the security interest of the Series E Notes ranks pari passu with the security interest granted in connection with the Prior Notes.
     In addition, pursuant to a Waiver and Termination of Participation Rights and Joinder to New Participation Rights Agreement (“Participation Rights Waiver and Joinder”) the holders of the Prior Notes (i) have agreed to waive their Participation Rights held pursuant to Section 4.7 of the Convertible Note and Warrant Purchase Agreement, dated as of July 24, 2008 (“July 2008 Agreement”); (ii) have agreed that upon execution of the Purchase Agreement, all of their Participation Rights held pursuant to the July 2008 Agreement terminated and are of no further force and effect; and (iii) have agreed, pursuant to Section 4.7 of the Purchase Agreement to join, become party to and be bound by Section 4.7 of the Purchase Agreement regarding rights of participation and the miscellaneous provisions of Article VI of the Purchase Agreement, effective upon execution of the Purchase Agreement.
     Each Series E Note holder also received a warrant to purchase three shares of AXS-One common stock for each $1 of the principal amount of Series E Notes purchased (each a “Warrant”). Each Warrant has an exercise price of $0.01 per share and is exercisable at any time during the seven year period following the closing.
     In addition, in connection with the financing under the Purchase Agreement, the Company entered into an Investor Rights Agreement on October 30, 2008 (the “Investor Rights Agreement”) which sets forth the Company’s obligations relating to the registration of the shares of common stock underlying the Series E Notes and Warrants, including a requirement that the Company file a registration statement with respect to such common stock no later than May 29, 2009.
     In addition, in connection with the financing under the Purchase Agreement, each of the Prior Notes was amended pursuant to note amendments (the “Series A Note Amendment,” the “Series B Note Amendment,” the “Series C Note Amendment,” and the “Series D Note Amendment,” as the case may be) to provide that any event of default under the Series E Notes will constitute an event of default under the Prior Notes.
     The proceeds from this financing will be used to fund the Company’s operations.
     The foregoing description of the financing transaction does not purport to be complete and is qualified in its entirety by reference to the definitive transaction documents, consisting of the Purchase Agreement, Investor Rights Agreement, form of Series A Note Amendment, form of Series B Note Amendment, form of Series C Note Amendment, form of Series D Note Amendment, form of Series E Note, form of Warrant, the Third Security Agreement Amendment, the Second Amended and Restated Subordination Agreement, and the Participation Rights Waiver and Joinder, copies of which are filed as Exhibits 10.1 through 10.11 hereto, respectively, and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit	Description

10.1	Convertible Note and Warrant Purchase Agreement

10.2	Investor Rights Agreement

10.3	Form of Series E 6% Convertible Note

10.4	Form of Common Stock Purchase Warrant

10.5	Third Security Agreement Amendment

10.6	Second Amended and Restated Subordination Agreement

10.7	Participation Rights Waiver and Joinder

10.8	Form of Series A Note Amendment

10.9	Form of Series B Note Amendment

10.10	Form of Series C Note Amendment

10.11	Form of Series D Note Amendment

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXS-ONE INC.
Date: November 3, 2008	By:	/s/ Joseph P. Dwyer
Joseph P. Dwyer
Executive Vice President, Chief Financial Officer and Treasurer